SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Securities and Exchange Commission

Washington, D. D. 20549

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 30, 2003

Exide Technologies

(Exact name of registrant as specified in charter)

Delaware	1-11263	23-0552730
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

210 Carnegie Center

Suite 500

Princeton, New Jersey 08540

(Address of principal executive office)

Registrant’s telephone number, including area code: (609) 627-7200

INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.	OTHER EVENTS

On April 15, 2002, Exide and three of its wholly-owned, U.S. subsidiaries, RBD Liquidation, LLC, Exide Delaware, LLC and Exide Illinois, Inc. filed voluntary petitions for reorganization under Chapter 11 of the federal bankruptcy laws in the United States Bankruptcy Court for the District of Delaware (“Bankruptcy Court”) under case numbers 02-11125 through 02-11128. On November 21, 2002, Refined Metals Corporation and Dixie Metals Company, both wholly owned, non-operating subsidiaries of Exide, filed voluntary petitions for reorganization under Chapter 11 of the Bankruptcy Code in the Bankruptcy Court under case numbers 02-13449 and 02-13450. All of the cases are being jointly administered for procedural purposes before the Bankruptcy Court under case number 02-11125KJC. On December 30, 2003, the Bankruptcy Court issued a decision denying confirmation of the Debtors’ Fourth Amended Plan of Reorganization.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized, and in the capacity indicated.

EXIDE TECHNOLOGIES

BY:	/s/ CRAIG H. MUHLHAUSER

Chairman, President and Chief Executive Officer

BY:	/s/ IAN J. HARVIE

Interim Chief Financial Officer, Vice President and Corporate Controller

Date: January 7, 2004

EXHIBITS:

99.1 Opinion on Confirmation issued by the United States Bankruptcy Court for the District of Delaware, Case No. 02-11125, dated December 30, 2003.